UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8−K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2010

Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota (State or other jurisdiction of incorporation)	1−7707 (Commission File Number)	41−0793183 (IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota (Address of principal executive offices)		55432 (Zip Code)

(763) 514−4000
(Registrant's telephone number, including area code):
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 20, 2010, Medtronic, Inc. (the "Company") announced that William A. Hawkins intends to retire as Chairman of the Company's Board of Directors, as Chief Executive Officer of the Company, and as a member of the Company's Board of Directors, effective at the conclusion of the Company's fiscal year ending April 29, 2011 or at such time that his successor is appointed.  The Company’s Board of Directors has initiated an external search for Mr. Hawkins's successor.

Item 9.01	Financial Statements and Exhibits.

(d)

99.1	Press Release of Medtronic, Inc., dated December 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
By:	/s/ D. Cameron Findlay
D. Cameron Findlay
Senior Vice President, General
Counsel and Corporate Secretary

Date: December 20, 2010

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Press Release of Medtronic, Inc., dated December 20, 2010.